YieldMax AMD Option Income Strategy ETF
Schedule of Investments
as of January 31, 2024 (Unaudited)

U.S. TREASURY OBLIGATIONS - 51.8%		Par	Value
United States Treasury Note/Bond, 0.75%, 11/15/2024(a)		$28,927,000	$28,013,935
TOTAL U.S. TREASURY OBLIGATIONS (Cost $27,983,089)			28,013,935

OPTIONS PURCHASED - 3.5%(b)(c)	Notional Amount	Contracts
Call Options - 3.5%			$–
Advanced Micro Devices, Inc., Expiration: 03/15/2024; Exercise Price: $180.00(d)(e)	53,912,335	3,215	1,848,625
TOTAL OPTIONS PURCHASED (Cost $4,545,240)			1,848,625

SHORT-TERM INVESTMENTS - 68.3%		Shares
Money Market Funds - 16.8%
First American Government Obligations Fund - Class X, 5.25%(f)		9,106,057	9,106,057

U.S. Treasury Bills - 51.5%		Par
5.07%, 06/13/2024(g)		28,349,000	27,819,702
TOTAL SHORT-TERM INVESTMENTS (Cost $36,934,927)			36,925,759

TOTAL INVESTMENTS - 123.6% (Cost $69,463,256)			$66,788,319
Liabilities in Excess of Other Assets - (23.6)%			(12,734,735)
TOTAL NET ASSETS - 100.0%			$54,053,584

Percentages are stated as a percent of net assets.

(a)	This security was held in its entirety at the broker in connection with options as of January 31, 2024.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	Held in connection with written option contracts. See Schedule of Options Written for further information.
(e)	Non-income producing security.
(f)	The rate shown represents the 7-day effective yield as of January 31, 2024.
(g)	The rate shown is the effective yield.

YieldMax AMD Option Income Strategy ETF
Schedule of Options Written
as of January 31, 2024 (Unaudited)

OPTIONS WRITTEN - (10.6)% (a)(b)	Notional Amount	Contracts	Value
Call Options - (0.7)%
Advanced Micro Devices, Inc., Expiration: 02/09/2024; Exercise Price: $175.00	$(27,836,540)	(1,660)	$(352,750)

Put Options - (9.9)%
Advanced Micro Devices, Inc., Expiration: 03/15/2024; Exercise Price: $180.01(c)	(53,912,335)	(3,215)	(5,337,529)
TOTAL OPTIONS WRITTEN (Premiums received $4,461,355)			$(5,690,279)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	FLexible EXchange® Options

Summary of Fair Value Exposure at January 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2024:

YieldMax AMD Option Income Strategy ETF

	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury Obligations	$–	$28,013,935	$–	$28,013,935
Options Purchased	1,848,625	–	–	1,848,625
Money Market Funds	9,106,057	–	–	9,106,057
U.S. Treasury Bills	–	27,819,702	–	27,819,702
Total Assets	$10,954,682	$55,833,637	$–	$66,788,319

Liabilities:
Options Written	–	(5,690,279)	–	(5,690,279)
Total Liabilities	$–	$(5,690,279)	$–	$(5,690,279)